Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans [Abstract]
Employee Benefit Plans
10. Employee Benefit Plans
China Contribution Plan
     The Company’s subsidiaries and VIEs in China participate in a government-mandated, multi-employer, defined contribution plan, pursuant to which certain retirement, medical, housing and other welfare benefits are provided to employees. Chinese labor laws require the Company’s subsidiary to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly basic compensation of qualified employees. The local labor bureau is responsible for meeting all retirement benefit obligations; the Company has no further commitments beyond its monthly contribution. For the years ended December 31, 2010, 2009 and 2008, the Company contributed a total of $12.2 million, $10.8 million, $9.5 million, respectively.
401(k) Savings Plan
     The Company’s U.S. subsidiary has a savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). Under the 401(k) Plan, participating employees may defer 100% of their eligible pretax earnings up to the Internal Revenue Service’s annual contribution limit. All employees on the U.S. payroll of the Company age 21 years or older are eligible to participate in the 401(k) Plan. The Company has not been required to contribute to the 401(k) Plan.